CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the reference to us under the heading “Independent Registered Public Accounting Firm” in this Registration Statement on Form N1A of Columbia Marsico Global Fund.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 28, 2008